                                                                                  EXHIBIT 10.7
                                 GLOBAL NATURAL RESOURCES INC.

                                  1992 STOCK OPTION PLAN

                                   1. Purpose of the Plan

     The GLOBAL  NATURAL  RESOURCES  INC. 1992 STOCK OPTION PLAN (the "Plan") is
intended  to provide a means  whereby  certain  employees,  directors  and other persons who perform services for or on behalf of GLOBAL NATURAL  RESOURCES INC., a New Jersey  corporation  (the  "Company"),  its subsidiaries and certain other entities,  or who are deemed to be in a position to perform such services in the future,  may develop a sense of proprietorship  and personal  involvement in the development  and  financial  success of the Company,  and to  encourage  them to remain  with and devote  their  best  efforts to the  business  of the  Company,
thereby   advancing  the   interests  of  the  Company  and  its   stockholders.
Accordingly,  the Company may grant to such individuals the option ("Option") to purchase shares of the Common Stock of the Company ("Stock"), as hereinafter set forth.  Options  granted under the Plan may be either  incentive  stock options, within the meaning of section  422(b) of the Internal  Revenue Code of 1986,  as amended  (the  "Code"),  ("Incentive  Stock  Options")  or options  which do not constitute Incentive Stock Options.
                                            11. Administration

     The Plan shall be administered by a committee (the "Committee") which shall be  constituted  so as to permit the Plan to continue to comply with Rule 16b-3, as currently in effect or as hereafter  modified or amended,  promulgated  under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the  Committee  shall be members of the Board of  Directors  of the Company (the
"Board")  and shall be  appointed  by the Board.  Subject to the  provisions  of
Paragraph  VIII hereof,  the Committee  shall have sole  authority to select the individuals  who are to be granted  Options from among those eligible  hereunder and to establish the number of shares which may be issued under each Option. The
Committee is  authorized  to interpret  the Plan and may from time to time adopt such rules and  regulations,  consistent  with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the individuals to whom Options shall be granted,  in establishing the number of shares  which may be issued  under each Option and in  construing  the provisions of the Plan shall be final.  The  provisions of this Paragraph H with respect to decisions  made by, and authority of, the Committee  shall be subject to the controlling provisions of Paragraph VIII hereof

                                       111. Option Agreements

     Subject to the  provisions of Paragraph  VIII hereof,  each Option shall be evidenced by an Option  Agreement and shall  contain such terms and  conditions, and may be  exercisable  for such periods,  as may be approved by the Committee.
The  terms  and  conditions  of the  respective  Option  Agreements  need not be identical.  Specifically,  an Option  Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Stock or a  combination  of cash and shares of Stock equal in value to the  excess of the fair  market  value of the shares  with  respect to which the right to  purchase  is  surrendered  over the  option  price  therefore  ("Stock
Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion  may  prescribe;  provided,  that with respect to Stock  Appreciation
Rights  granted  to  employees  who are  subject  to Section 16 of the 1934 Act, except as provided in  Subparagraph  IX(c) hereof,  the  Committee  shall retain final authority (i) to determine whether an optionee shall be permitted, or (ii)
to approve  an  election  by an  optionee,  to  receive  cash in full or partial settlement  of Stock  Appreciation  Rights.  Moreover,  an Option  Agreement may
provide for a  "cashless  exercise"  of the  Option-by  establishing  procedures whereby the optionee,  by a  properly-executed  written  notice,  directs (i) an immediate  market sale or margin loan  respecting all or a part of the shares of
Stock to which he is entitled upon  exercise  pursuant to an extension of credit by the Company to the  optionee of the option  price,  (ii) the  delivery of the shares of Stock from the  Company  directly  to a  brokerage  firm and (iii) the delivery  of the  option  price  from  sale or  margin  loan  proceeds  from the brokerage firm directly to the Company. Further, an Option Agreement may provide for the payment of the option  price,  in whole or in part, by the delivery of a number of shares of Stock (plus cash if  necessary)  having a fair market  value equal to such option  price.  For all purposes  under the Plan,  the fair market value of a share of Stock on a particular date shall be equal to the mean of the reported  high and low sales  prices of the  Common  Stock on the New York Stock
Exchange Composite Tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded  over the  counter at the time a  determination  of its fair market  value is required to be made  hereunder,  its fair market value shall be deemed to be equal to the average  between the reported  high and low or closing bid and  asked  prices  of Stock  on the most  recent  date on which  Stock  was publicly  traded.  In the  event  Stock  is not  publicly  traded  at the time a determination of its value is required to be made hereunder,  the  determination of its fair  market  value shall be made by the  Committee  in such manner as it deems  appropriate.  Each Option and all rights granted  thereunder shall not be transferable  other than by will or the laws of descent  and  distribution,  and shall be exercisable during the optionee's  lifetime only by the optionee or the
optionee's  guardian  or  legal   representative.   Each  Option  shall  not  be
exercisable after the expiration of ten years from its date of grant.
                                        IV. Eligibility of Optionee

     Options may be granted only to (i) individuals who are employees (including officers and  directors who are also  employees)of  the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) of the Company at the time the Option is granted, (ii) individuals who are directors (but not also employees) of the Company or any such parent or
                                                          -2

subsidiary corporation,  and (iii) any other persons who perform services for or on  behalf  of the  Company  or  any  such  parent  or  subsidiary  corporation, affiliates or any entity in which the Company has an interest, or who are deemed by the  Committee  to be in a position to perform  such  services in the future;
provided, however, that (A) Options which constitute Incentive Stock Options may only be granted to employees  described in clause (i) above,  and (B) members of the Committee shall only be granted  Options  pursuant to Paragraph VIII hereof.
Options  may be granted to the same  individual  on more than one  occasion.  No
Incentive  Stock  Option shall be granted to an  individual  if, at the time the
Option is granted,  such individual  owns stock  possessing more than 10% of the total combined voting power of all classes of stock of the individual's employer corporation  or of its parent or subsidiary  corporation,  within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market  value of the Stock  subject to the  Option  and (ii)  such  Option by its  terms is not  exercisable  after the expiration  of five  years  from  the  date of  grant.  To the  extent  that the aggregate fair market value  (determined  at the time the  respective  Incentive
Stock Option is granted) of stock with respect to which  Incentive Stock Options are  exercisable  for the first time by an  individual  during any calendar year under all incentive stock option plans of the individual's  employer corporation and its parent and  subsidiary  corporations  exceeds  $100,000,  such Incentive
Stock  Options  shall be treated as options  which do not  constitute  Incentive
Stock Options.  The Committee  shall  determine,  in accordance  with applicable
provisions  of  the  Code,   Treasury   Regulations  and  other   administrative
pronouncements,  which  of  an  optionee's  Incentive  Stock  Options  will  not constitute  Incentive  Stock Options because of such limitation and shall notify
the  optionee  of  such   determination  as  soon  as  practicable   after  such
determination.

                                    V.  Shares Subject to the Plan

     The aggregate  number of shares which may be issued under  Options  granted under the Plan  shall not  exceed  1,000,000  shares of Stock.  Such  shares may consist of authorized but unissued  shares of Stock or previously  issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not  subject to  outstanding  Options at the  termination  of the Plan shall cease to be subject to the Plan,  but, until  termination of the Plan, the
Company shall at all times make available a sufficient  number of shares to meet the  requirements of the Plan.  Should any Option  hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option  granted under the Plan.  The aggregate  number of shares which may be issued under the Plan shall be subject to  adjustment in the same manner as provided in  Paragraph  IX hereof with respect to shares of Stock subject  to  Options  then  outstanding.  Exercise  of an Option in any  manner, including an exercise  involving a Stock  Appreciation  Right, shall result in a decrease in the number of shares of Stock  which may  thereafter  be  available, both for purposes of the Plan and for sale to any one individual,  by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares  acquired  pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                                                          -3

                                             VI. Option Price

     Subject to the provisions of Paragraph  VIII hereof,  the purchase price of
Stock issued under each Option shall be determined by the Committee,  but (i) in the case of an Incentive  Stock Option,  such  purchase  price shall not be less than the fair market value of stock subject to the Option on the date the Option is  granted,  and (ii) in the case of an option  that,  does not  constitute  an
Incentive  Stock Option,  such purchase  price shall not be less than 50% of the fair  market  value of Stock  subject  to the  Option on the date the  Option is granted.  The  purchase  price of Stock  under an Option may be  adjusted in the event of extraordinary distributions respecting the Stock.

                                            VII. Term of Plan
     The Plan shall be  effective  upon the date of its  adoption  by the Board, provided the Plan is approved by the  stockholders  of the Company within twelve months  thereafter.  Except with  respect to Options  then  outstanding,  if not sooner  terminated under the provisions of Paragraph X, the Plan shall terminate upon and no further  Options shall be granted after the  expiration of ten years from the date of its adoption by the Board.

                           VIII. Grants to Non-Employee Directors (1)

     Subject  to the  limitation  on the  number of shares of Stock set forth in
Paragraph V hereof,  each member of the Board of Directors of the Company who is not also an employee of the Company or any parent or subsidiary  corporation (as defined in section 424 of the Code) of the Company (a  "Non-Employee  Director")
on the first business day next following the 1992 Annual Meeting of Stockholders is hereby  granted,  effective on such date, an Option to purchase 10,000 shares of Stock at a price  equal to the fair  market  value of the Stock on such grant date. Moreover, each Non-Employee Director thereafter newly-elected to the Board of  Directors  of the  Company  during  the term of the Plan is hereby  granted, effective on the first business day next  following such election,  an Option to purchase 10,000 shares of Stock at a price equal to the fair market value of the
Stock on such grant date. Additionally,  each Non-Employee Director who received an  initial  grant  under  the Plan and who is a  Non-Employee  Director  on the applicable  effective date of the annual grant is hereby  granted,  effective on the first business day next following the anniversary of such initial grant date in each calendar  year during the term of the Plan, an option to purchase  2,500 shares of Stock at a price equal to the fair  market  value of the Stock on such grant date. Each such option shall be fully exercisable after the date of grant, with  payment  in cash  or  stock,  may be  exercised  only by the  Non-Employee
Director or by the  Non-Employee  Director's  guardian  or legal  representative during  the  Non-Employee  Director's  lifetime,  may  exercised  only while the
Non-Employee  Director  remains a member of the Board and  during  the  one-year period  immediately  following the loss of such membership  status,  may, in the event of the Non-Employee  Director's death while the Option is exercisable,  be exercised by the administrator of the Non-Employee  Director's estate during the one-year  period  following  such  date of death  and  must,  in any  event,  be exercised prior to the expiration of ten
                                                          4

    Section VIII. deleted from Plan per Board action on November 7, 1996.

years from the date of grant. Each such Option shall not constitute an Incentive
Stock  Option and shall not provide  for Stock  Appreciation  Rights.  Each such
Option shall provide for "cashless exercise" rights in accordance with the Plan.
In the event the number of shares of Stock  available  for grants under the Plan is insufficient to make all grants provided in this Paragraph VIII as of a grant date, then all  Non-Employee  Directors who are entitled to a grant on such date shall share  ratably in the number of shares of Stock then  available  for grant under the Plan,  and shall have no right to receive a grant with  respect to any such  deficiency.  All Options under this  Paragraph  VIII shall be evidenced by
Option  Agreements.  Except as expressly provided in this Paragraph VIII, grants made  pursuant  to this  Paragraph  VIII  shall  be  subject  to the  terms  and conditions of the Plan;  however,  if there is a conflict  between the terms and conditions of the Plan and this Paragraph VIII, then the terms and conditions of this Paragraph VIII shall control. The Committee may not exercise any discretion with respect to this Paragraph VIII which would be inconsistent  with the intent that (i) the  Plan  meet  the  requirements  of Rule  16b-3  promulgated  by the
Securities  Exchange  Commission  under  the 1934 Act and (ii) any  Non-Employee
Director who is eligible to receive a grant or to whom a grant is made  pursuant to this  Paragraph  VIII will not for such reason  cease to be a  "disinterested person" within the meaning of such Rule 16b-3 with respect to the Plan and other stock related plans of the Company or any of its  affiliates.  Specifically,  in the event of a Corporate  Change, as defined in Subparagraph  IX(c) hereof,  the
Committee  may, with respect to Options under this  Paragraph VIII only exercise the  alternative  in clause  (3) of  Subparagraph  IX(c)  hereof,  or such other alternatives  specified  in  Subparagraph  IX(c) as would not, in the opinion of legal  counsel  of  the  Company,  violate  the  limitations  contained  in  the immediately preceding sentence.

                             IX. Recapitalization or Reorganization

     (a) The existence of the Plan and the Options  granted  hereunder shall not affect  in any way the right or power of the  Board or the  stockholders  of the
Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital  structure or its business,  any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting  Stock or the rights  thereof,  the  dissolution or liquidation of the
Company or any sale, lease,  exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (b) The shares with  respect to which  Options may be granted are shares of
Stock as presently constituted, but if, and whenever, prior to the expiration of an Option  theretofore  granted,  the  Company  shall  effect a  subdivision  or consolidation  of shares of Stock or the  payment of a stock  dividend  on Stock without receipt of consideration  by the Company,  the number of shares of Stock with respect to which such Option may  thereafter  be exercised (i) in the event of an  increase in the number of  outstanding  shares  shall be  proportionately increased,  and the purchase price per share shall be  proportionately  reduced, and (ii) in the event of a reduction in the number of  outstanding  shares shall
be  proportionately   reduced,  and  the  purchase  price  per  share  shall  be proportionately increased.

     (c)  If  the  Company   recapitalizes  or  otherwise  changes  its  capital
structure, thereafter upon
                                                          -5

     any  exercise  of an  Option  theretofore  granted  the  optionee  shall be entitled  to  purchase  under  such  Option,  in lieu of the number and class of shares of Stock as to which such Option  shall then be  exercisable,  the number and class of shares of stock and  securities  to which the  optionee  would have been  entitled  pursuant to the terms of the  recapitalization  if,  immediately prior to such  recapitalization,  the  optionee had been the holder of record of the number of shares of Stock as to which such  Option is then  exercisable.  If
(i) the Company shall not be the surviving entity in any merger or consolidation
(or  survives  only  as a  subsidiary  of an  entity  other  than  a  previously wholly-owned  subsidiary  of the  Company),  (ii) the Company  sells,  leases or exchanges or agrees to sell, lease or exchange all or  substantially  all of its assets to any other person or entity  (other than a  wholly-owned  subsidiary of the  Company),  (iii) the Company is to be dissolved  and  liquidated,  (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the
1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding  shares of Stock, or (v) as a result of or in connection with a contested  election of directors,  the persons who were directors of the Company before such election shall cease to constitute a majority of the Board  (each such event is referred to herein as a  "Corporate
Change"), then effective as of a date (selected by the Committee) within (a) ten days after the  approval  by the  stockholders  of the  Company of such  merger, consolidation, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days of such change of control, the Committee, acting in its sole discretion  without the consent or approval of any optionee,  shall, subject to the  provisions of Paragraph  VIII hereof,  effect one or more of the
following  alternatives,   which  may  vary  among  individual  optionees:   (1)
accelerate the time at which Options then  outstanding  may be exercised so that such Options may be exercised in full for a limited  period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all  unexercised  Options and all rights of optionees thereunder shall terminate,  (2) require the mandatory  surrender to the Company by selected  optionees  of some or all of the  outstanding  Options held by such optionees  (irrespective of whether such Options are then exercisable  under the provisions  of the Plan) as of a date,  before or after such  Corporate  Change, specified by the Committee,  in which event the Committee shall thereupon cancel such  Options and pay to each  optionee an amount of cash per share equal to the excess of the  amount  calculated  in  Subparagraph  (d) below  (the  "Change of
Control Value") of the shares subject to such Option over the exercise  price(s)
under such Options for such shares,  (3) make such  adjustments  to Options then outstanding as the Committee deems  appropriate to reflect such Corporate Change
(provided, however, that the Committee may determine in its sole discretion that no  adjustment  is necessary to Options  then  outstanding)  or (4) provide that thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase  under such  Option,  in lieu of the number of shares of
Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or
sale  of  assets  and  dissolution  if,   immediately   prior  to  such  merger,
consolidation or sale of assets and dissolution the optionee had been the holder of record of the  number  of  shares  of Stock as to which  such  Option is then exercisable.

     (d) For the purposes of clause (2) in Subparagraph  (c) above,  the "Change of Control  Value"  shall equal the amount  determined  in clause  (i),  (ii) or
(iii), whichever is applicable, as
                                                          -6

follows:  (i) the per share price offered to  stockholders of the Company in any such merger, consolidation,  sale of assets or dissolution transaction, (ii) the price per share  offered to  stockholders  of the Company in any tender offer or exchange  offer  whereby  a  Corporate  Change  takes  place,  or  (iii) if such
Corporate  Change occurs other than pursuant to a tender or exchange offer,  the fair  market  value  per share of the  shares  into  which  such  Options  being surrendered  are  exercisable,  as  determined  by the  Committee as of the date determined by the Committee to be the date of cancellation and surrender of such
Options.  In the event that the  consideration  offered to  stockholders  of the
Company in any transaction  described in this  Subparagraph  (d) or Subparagraph
(c) above consists of anything other than cash,  the Committee  shall  determine the fair cash  equivalent of the portion of the  consideration  offered which is other than cash.

     (e) Any adjustment  provided for in Subparagraphs (b) or (c) above shall be subject to any required stockholder action.

     (f) Except as hereinbefore  expressly provided, the issuance by the Company of shares of stock of any class or securities  convertible  into shares of stock of any class, for cash, property,  labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe  therefore,  or upon  conversion  of shares or  obligations  of the  Company  convertible  into such  shares or other securities, and in any case whether or not for fair value, shall not affect, and no  adjustment  by reason  thereof  shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.
                          X. Amendment or Termination of the Plan

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not  theretofore  been  granted.  The Board shall have the right to alter or amend the Plan or any part thereof from time to time;  provided,  that no change in any Option  theretofore  granted may be made which  would  impair  the rights of the  optionee  without  the  consent of such optionee;  and provided,  further, that the Board may not make any alteration or amendment which would materially  increase the benefits accruing to participants under the Plan,  increase  the  aggregate  number of shares  which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive  Options  under the Plan or extend the term of the Plan,  without the approval of the stockholders of the Company.

                                            XI. Securities Laws

     The  Company  shall not be  obligated  to issue any Stock  pursuant  to any
Option granted under the Plan at any time when the shares covered by such Option have not been  registered  under the Securities Act of 1933 and such other state and federal laws,  rules or  regulations  as the Company or the Committee  deems applicable  and, in the opinion of legal  counsel for the  Company,  there is no exemption from the registration  requirements of such laws, rules or regulations available for the issuance and sale of such shares.

                                                         -7~

                                                           FIRST AMENDMENT TO
                                                     GLOBAL NATURAL RESOURCES INC.
                                                         1992 STOCK OPTION PLAN

     WHEREAS,  OCEAN ENERGY,  INC., formerly known as SEAGULL ENERGY CORPORATION
(the "Company"),  has heretofore  adopted the GLOBAL NATURAL RESOURCES INC. 1992
STOCK OPTION PLAN (the "GNR 1992 Plan"); and

     WHEREAS, the Company desires to amend the GNR 1992 Plan;

     NOW, THEREFORE, the GNR 1992 Plan shall be amended as follows, effective as of December 15, 1999:

     I. The following  language  shall be added to Paragraph III of the GNR 1992
Plan:
     "Contrary Plan or Option Agreement provisions  notwithstanding,  any Option granted  under the Plan that  does not  constitute  an  Incentive  Stock  Option
(including,  without  limitation,  that portion of any Option  denominated as an
Incentive Stock Option which does not qualify as an incentive stock option under section  422 of the  Code) may be  transferred  by the  optionee  to one or more permitted transferees; provided that (i) there may be no consideration given for such transfer,  (ii) the optionee (or such optionee's estate or  representative)
shall remain  obligated to satisfy all employment tax and other  withholding tax obligations  associated with the exercise of the transferred  Option,  (iii) the optionee  shall notify the Company in writing that such  transfer has  occurred, the identity and address of the permitted transferee and the relationship of the permitted  transferee to the optionee,  and (iv) such transfer shall be effected pursuant to transfer  documents  approved from time to time by the Company.  Any permitted  transferee may not further assign or transfer the transferred  Option otherwise  than by will or the laws of descent and  distribution.  Following any permitted  transfer,  any such Option  shall  continue to be subject to the same terms and conditions as were applicable to the Option  immediately  prior to the transfer,  provided that the term 'optionee' as used in the Plan shall be deemed to refer also to each  permitted  transferee  where  required by the context.  A transferred Option may only be exercised by a transferee to the same extent such
Option  could,  at such  time,  be  exercised  by the  optionee  'but  for' such transfer.  The  term  'permitted  transferees'  shall  mean  one or  more of the following:  (i) any  member of the  optionee's  immediate  family;  (ii) a trust established  for the exclusive  benefit of one or more members of such immediate family;  or (iii) a partnership in which such  immediate  family members are the only  partners.  The term  'immediate  family'  is defined  for such  purpose as spouses,  children,  stepchildren and  grandchildren,,  including  relationships arising from adoption."

2. As amended hereby, the GNR 1992 Plan is specifically ratified and reaffirmed.

                           GLOBAL NATURAL RESOURCES INC.

                        NONSTATUTORY STOCK OPTION AGREEMENT
                        -----------------------------------

AGREEMENT  made as of the 22nd day of  January,  1996,  between  GLOBAL  NATURAL
RESOURCES INC., a New Jersey  corporation  (the "Company") and  ("Employee),  to carry out the purposes of the GLOBAL  NATURAL  RESOURCES  INC. 1992 STOCK OPTION
PLAN (the "Plan"),  by affording  Employee the opportunity to purchase shares of common  stock of the  Company  ("Stock"),  and in  consideration  of the  mutual agreements  and other matters set forth herein and in the Plan,  the Company and
Employee  hereby  agree as  follows:  I. Grant of  Option.  The  Company  hereby irrevocably  grants to Employee the right and option  ("Option") to purchase all or any  part of an  aggregate  of  5,000  shares  of  Stock,  on the  terms  and conditions set forth herein and in the Plan,  which Plan is incorporated  herein by reference as a part of this Agreement. This Option shall not be treated as an incentive  stock  option  within the meaning of section  422(b) of the  Internal
Revenue Code of 1986, as amended (the  "Code").  This Option shall be subject to administrative  actions of the Committee  appointed by the Board of Directors of the Company (the "Committee") in accordance with the provisions of the Plan.

          2. Purchase Price.  The purchase price of Stock purchased  pursuant to the  exercise of this Option  shall be $10.6875  per share,  which has been determined to be not less than 50% of the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement,  fair market value of Stock shall be determined in accordance with the provisions of the Plan.  In the event that the Company  shall  effect a  distribution, other than a normal and customary cash dividend,  upon shares of Stock, the purchase  price per share for shares of Stock not issued and sold hereunder prior to the  record  date for said  distribution  shall be  reduced  by an amount equal to the purchase  price,  as set forth above,  multiplied  by a fraction,  the  numerator of which shall be the value of such  distribution and the denominator of which shall be the value of all of the Company's net assets immediately  preceding such distribution.  The Board of Directors of the Company shall conclusively  determine the value of the distribution and of the Company's net assets,  and the Board of Directors of the Company may take such  additional  measures  as they deem  fair and  equitable  if such adjustment  shall not be sufficient to prevent  significant  dinuinution in the value of Options as a result of any such distribution.

          3.  Exercise  of Option.  Subject to the  earlier  expiration  of this
     Option as herein provided,  this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Executive Officer, at any time and from time to time after the date of grant  hereof,  but this Option shall not be  exercisable  for more than a percentage of the aggregate  number of shares offered by this Option in accordance with the following schedule:

                                                                 Percentage of Shares
               Amount of Time                                    That May Be Purchased
               --------------                                    ---------------------

               Six Months                                                  20%
               1year                                                       40%
               2 year                                                      60%
               3 years                                                     80%
               4 years                                                    100%

          This Option is not transferable by Employee  otherwise than by will or the  laws  of  descent  and  distribution,  may be  exercised  only  during
     Employee's  lifetime  by  Employee  (or by  Employee's  guardian  or  legal representative)  and  may be  exercised  only  while  Employee  remains  an employee of the Company and will terminate and cease to be exercisable upon
     Employee's termination of employment with the Company, except that:

(a)  If  Employee's   employment  with  the  Company  terminates  by  reason  of disability  (within  the  meaning of section  22(e)(3)  of the Code),  this
     Option may be exercised in full by Employee (or by  Employee's  guardian or legal representative) (or Employee's estate or the person who acquires this
     Option by will or the laws of descent  and  distribution  or  otherwise  by reason of the death of  Employee) at any time during the period of one year following such termination.

(b)  If Employee dies while in the employ of the Company,  Employee's estate, or the  person who  acquires  this  Option by will or the laws of descent  and distribution or otherwise by reason of the death of Employee,  may exercise this Option in full at any time during the period of one year following the date of Employee's death.

(c)  If Employee's  employment with the Company  terminates for any reason other than  as  described  in (a)  or  (b)  above,  unless  Employee  voluntarily terminates  without the written consent of the Company or is terminated for cause, this Option may be exercised by Employee (or by Employee's  guardian or legal  representative)  at any time  during the  period of three  months following  such  termination  or by  Employee's  estate  (or the person who acquires  this  Option by will or the laws of descent and  distribution  or other-wise by reason of the death of Employee)  during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares  Employee  was entitled to purchase  hereunder upon exercise of this Option as of the date  Employee's employment so  terminates.  For purposes of this  Agreement,  "cause" shall mean Employee's  gross  negligence or willful  misconduct in performance of the duties of Employee's  employment,  or Employee's  final conviction of a felony or of a misdemeanor involving moral turpitude.

          This Option shall not be exercisable in any event after the expiration of ten years from the date of grant  thereof.  The purchase price of shares as to which this Option is  exercised  shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having  a fair  market  value  equal  to the  purchase  price,  or (c)  any combination  of cash or Stock.  No  fraction  of a share of Stock  shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof,  rather, Employee shall provide a cash  payment for such amount as is  necessary  to effect the  issuance and acceptance of only whole shares of Stock.  Any remaining  fractional  share shall be paid by the  Company in cash.  Unless and until a  certificate  or certificates representing such shares shall have been issued by the Company to Employee,  Employee (or the person  permitted to exercise this Option in the event of  Employee's  death)  shall not be or have any of the rights or privileges  of  a  shareholder  of  the  Company  with  respect  to  shares acquirable upon an exercise of this Option.

          IV. Cashless  Exercise.  Employee (or the person permitted to exercise
     this  Option  in  the  event  of  Employee's   death)  may  direct,   in  a
     properly-executed  written notice,  an immediate market sale or margin loan respecting  all or any part of the shares of Stock to which he is  entitled upon  exercise of this Option  pursuant  to an  extension  of credit by the
     Company on an  interest-free  basis, to the Employee of the purchase price.
     In such event,  the Company shall deliver the specified number of shares of
     Stock  directly  to the broker  specified  in the  notice and shall  accept payment  of the  purchase  price in cash or by check  from  such  broker on behalf of the Employee  and shall take all action  necessary to comply with the provisions of the applicable Regulations of the Securities Exchange Act of  1934  and  with  such  additional  rules  and  regulations  as  may  be applicable.  Notwithstanding  the  foregoing,  the  Company  shall  not  be required to comply with the  provisions of this Paragraph 4 if, as a result of a change in the  accounting  rules  and  regulations  applicable  to the
     Company, or the interpretation  thereof,  compliance with the provisions of this  Paragraph  4 will result in the  imposition  of  substantial  adverse financial reporting requirements on the Company.

          V.  Withholding of Tax. To the extent that the exercise of this Option or the  disposition  of shares of Stock acquired by exercise of this Option results in  compensation  income to Employee  for  federal,  state or local income tax purposes,  Employee  shall deliver to the Company at the time of such  exercise  or  disposition  such  amount of money as the  Company  may require to meet its obligation  under  applicable tax laws or  regulations, and, if Employee falls to do so, the Company is authorized to withhold from any cash or Stock  remuneration then or thereafter  payable to Employee any tax  required  to be  withheld  by  reason of such  resulting  compensation income.  Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such  withholding  requirement  out of any cash or shares of Stock distributable to Employee upon such exercise.

          VI. Status of Stock.  The Company  intends to register for issue under the  Securities  Act of 1933,  as amended  (the  "Act") the shares of Stock acquirable  upon  exercise of this  Option,  and to keep such  registration effective throughout the period this Option is exercisable.  In the absence of such effective  registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this
     Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur.  In the event  exemption from  registration  under the Act is available upon exercise of this Option,  Employee (or the person  permitted to exercise  this Option in the event of Employee's death or incapacity),  if requested by the Company to do so, will execute and deliver to the Company in writing an agreement  containing such provisions  as the  Company  may require to assure  compliance  with  applicable securities laws.

          Employee agrees that the shares of Stock which Employee may acquire by exercising  this  Option will not be sold or  otherwise  disposed of in any manner  which would  constitute a violation  of any  applicable  securities laws,  whether  federal  or  state.  Employee  also  agrees  (i)  that  the certificates  representing  the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock  purchased under this Option on the stock  transfer  records of the Company if such proposed transfer  would in the  opinion  of  counsel  satisfactory  to the  Company constitute a violation of any applicable  securities law and (iii) that the
     Company may give related  instructions  to its transfer  agent,  if any, to stop  registration  of the transfer of the shares of Stock  purchased under this Option.

VII. Employment Relationship.  For purposes of this Agreement, Employee shall be considered  to be in the  employment  of the  Company  as long as  Employee remains  an  employee  of  either  the  Company,  a  parent  or  subsidiary corporation  (as defined in section 424 of the Code) of the  Company,  or a corporation  or a parent or  subsidiary  of such  corporation  assuming  or substituting  a new option for this Option.  Any question as to whether and when there has been a termination of such employment, and the cause of such termination,  shall be determined by the Committee,  and its  determination shall be final.

VIII.Binding  Effect.  This  Agreement  shall be  binding  upon and inure to the benefit of any successors to the Company and all persons lawfully  claiming under Employee.

IX.  Governing  Law.  This  Agreement  shall be governed  by, and  construed  in accordance with, the laws of the State of Texas.

          IN WITNESS  WHEREOF,  the Company has caused this Agreement to be duly executed  by its  officer  thereunto  duly  authorized,  and  Employee  has executed this Agreement, all as of the day and year first above written.

                                           GLOBAL NATURAL RESOURCES INC.

                                           ----------------------------------------
                                           ROBERT F. VAGT
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                           OPTION HOLDER